NET INVESTMENT IN DIRECT FINANCING LEASES (Schedule of Net Investment in Direct Financing Leases) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
NET INVESTMENT IN DIRECT FINANCING LEASES [Abstract]
Total minimum lease payments to be received	$ 51,623	321,614	179,122
Initial direct cost	636	3,963	1,758
Total	52,259	325,577	180,880
Unearned income	(10,366)	(64,581)	(33,797)
Net investment in direct finance leases	41,893	260,996	147,083
Current	14,358	89,451	49,821
Non-current	$ 27,535	171,545	97,262